UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 28, 2005

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

As disclosed in its Quarterly Report on Form 10-Q for the three months ended March 31, 2005, Marsh & McLennan Companies, Inc. instituted certain organizational changes that affected MMC's reportable segments, effective January 1, 2005. Accordingly, MMC has amended the description of its business, its management's discussion and analysis of financial condition and results of operations and its segment data and related disclosures contained in its audited consolidated financial statements at December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 to reflect this change.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

        23.1 Consent of Deloitte & Touche LLP.

        99.1 Amended Item 1. Business of MMC's Annual Report on Form 10-K for the year ended December 31, 2004.

        99.2 Amended Item 6. Selected Financial Data of MMC's Annual Report on Form 10-K for the year ended December 31, 2004.

        99.3 Amended Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations of MMC's Annual Report on Form 10-K for the year ended December 31, 2004.

        99.4 Amended Item 8. Financial Statements and Supplementary Data of MMC's Annual Report on Form 10-K for the year ended December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marsh & McLennan Companies, Inc. By: /s/ Sandra S. Wijnberg Sandra S. Wijnberg Senior Vice President and Chief Financial Officer

Date: June 28, 2005

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